SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)        January 12, 1998

                          REGENCY REALTY CORPORATION
            (Exact name of registrant as specified in its charter)



         Florida                       1-12298                   59-3191743
(State or other jurisdiction         Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)


  121 West Forsyth Street, Suite 200
           Jacksonville, Florida                                    32202
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number including area code:              (904)-356-7000



                                 Not Applicable
        (Former name or former address, if changed since last report)

ITEM 5.                          PENDING ACQUISITION OF ASSETS


Regency Realty Corporation (the "Company") announced on January 12, 1998 that it had entered into an agreement to acquire the real estate assets of entities comprising the Midland Group ("Midland") consisting of 21 shopping centers (the "Midland Properties") plus a development pipeline of 12 shopping centers. Of the 21 centers to be acquired, 20 are anchored by Kroger and King Soopers, a Kroger subsidiary. Eight of the shopping centers included in the development pipeline will be owned through a joint venture in which the Company will own less than a 50% interest upon completion of construction.

At closing and during 1998, the Company will pay approximately $230.4 million to acquire 21 properties and pay transaction costs through the issuance of units of limited partnership interest valued at $26.58 per unit or cash of $47 million, the assumption of $92.5 million of debt, and $90.9 million to pay off existing secured real estate loans. The Company will incur additional costs to establish reserves, pay severance, and prepay existing assumed loans. Subsequent to 1998, the Company expects to pay approximately $12.7 million to acquire equity interests in the development pipeline as the properties reach stabilization. The Company may also be required to make payments aggregating $10.5 million through the year 2000 contingent upon increases in net income from existing properties, the development pipeline, and new properties developed or acquired in accordance with the contribution agreement.

The factors considered by the Company in determining the price to be paid for the shopping centers included historical and expected cash flow, nature of the tenancies and terms of the leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs, physical condition and location, and the anticipated impact on the Company's financial results. The Company took into consideration capitalization rates at which it believes other shopping centers have recently sold, but determined the purchase price on the factors discussed above. No separate independent appraisals were obtained for the properties acquired.

Consummation of the acquisition is subject, among other things, to Midland partner and other third party consents. Amounts shown above for units issued and cash payments to Midland partners are estimated amounts that are subject to Midland partner approval.



                                  OTHER EVENTS

The Company, through its wholly-owned subsidiaries (together the "Company") acquired seven shopping centers (the "Acquisition Properties") during the months of June through December, 1997. The individual purchase price of these acquisitions, as provided below, did not individually exceed 10% of the Company's total assets. The acquisitions were made pursuant to separate purchase agreements, the sellers of which are unrelated to the Company. All of the properties currently operate as neighborhood retail shopping centers, and will continue as such. The purchase price of each shopping center was funded from the Company's revolving line of credit with Wells Fargo Realty Advisors Funding, Inc.

The factors considered by the Company in determining the price to be paid for the shopping centers included historical and expected cash flow, nature of the tenancies and terms of the leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs, physical condition and location, and the anticipated impact on the Company's financial results. The Company took into consideration capitalization rates at which it believes other shopping centers have recently sold, but determined the purchase price on the factors discussed above. No separate independent appraisals were obtained for the Acquisition Properties.

The following summarizes the Acquisition Properties:



      Property          Purchase     Acquisition                                  Occupancy at
        Name              Price          Date         GLA        City/State       Acquisition


Rivermont Station      $ 13,448,000       6-30-97     90,323        Atlanta, GA           98.0%
Lovejoy Station        $  7,099,500       6-30-97     77,336        Atlanta, GA           95.0%
Tamiami Trails         $  9,560,300       7-10-97    110,867          Miami, FL           93.0%
Gardens Square         $  9,723,700       9-19-97     90,258          Miami, FL           95.0%
Kingsdale              $ 17,575,000      10-10-97    267,177       Columbus, OH           95.6%
Boynton Lks  Plaza     $ 12,893,500      12-01-97    130,724    Boynton Bch, FL           90.0%
Pinetree Plaza         $  2,534,927      12-23-97     53,866   Jacksonville, FL           95.0%
                       =============                ========
Total                  $ 72,834,927                  820,551
                       =============                ========

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

A.      Financial Statements

        (a)    MIDLAND PROPERTIES
               Audited Statement of Revenues and Certain Expenses for the year ended December 31, 1996.

        (b)    GARDENS SQUARE
               Audited Statement of Revenues and Certain Expenses for the year ended December 31, 1996.

        (c)    PINETREE PLAZA
               Audited Statement of Revenues and Certain Expenses for the year ended December 31, 1996.

B.      Pro Forma Financial Information

        (a)    REGENCY REALTY CORPORATION

               Pro  Forma  Consolidated   Balance  Sheet,   September  30,  1997
               (unaudited)

               Pro Forma Consolidated Statements of Operations for the Nine Month Period ended September 30, 1997 and the Year ended December 31, 1996 (unaudited)

C.      Exhibits:

10.     Material Contracts

*       (a)    Purchase and Sale Agreement  dated May 22, 1997,  between RRC
               Acquisitions, Inc., a wholly-owned subsidiary of the Company as purchaser and Cousins Real Estate Corporation as seller relating to the acquisition of Rivermont Station Shopping Center.

*       (b)    Purchase and Sale Agreement  dated May 22, 1997,  between RRC
               Acquisitions, Inc., a wholly-owned subsidiary of the Company as purchaser and Cousins Real Estate Corporation as seller relating to the acquisition of Lovejoy Station Shopping Center.

**      (c)    Purchase and Sale Agreement  dated May 12, 1997,  between RRC
               Acquisitions, Inc., a wholly-owned subsidiary of the Company as purchaser and Quantum Realty Partners, L.P. as seller relating to the acquisition of Tamiami Trails Shopping Center.

**      (d)    Purchase and Sale Agreement  dated July 9, 1997,  between RRC
               Acquisitions, Inc., a wholly-owned subsidiary of the Company as purchaser and Miami Gardens Associates as seller relating to the acquisition of Gardens Square Shopping Center.

**      (e)    Purchase and Sale Agreement dated September 19, 1997, between
               RRC Acquisitions, Inc., a wholly-owned subsidiary of the Company as purchaser and TBC Kingsdale, Inc. as seller relating to the acquisition of Kingsdale Shopping Center.

        (f) Purchase and Sale Agreement dated October 1, 1997, between RRC Acquisitions, Inc., a wholly-owned subsidiary of the Company as purchaser and Boynton Lakes Plaza Partnership as seller relating to the acquisition of Boynton Lakes Plaza Shopping Center.

        (g) Purchase and Sale Agreement dated October 7, 1997, between RRC Acquisitions, Inc., a wholly-owned subsidiary of the Company as purchaser and Meteor Industriebeteiligungsgesellschaft mbH as seller relating to the acquisition of Pinetree Plaza Shopping Center.


23.     Consent of KPMG Peat Marwick LLP


-------------------------

*       Incorporated by reference to Form 10-Q filed August 11, 1997.

**      Incorporated by reference to Form 10-Q filed November 13, 1997.

                                    SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 REGENCY REALTY CORPORATION
                                 (registrant)



February 4, 1998                  By:/s/ J. Christian Leavitt
                                  ----------------------------------
                                         J. Christian Leavitt
                                         Vice President and Treasurer

                          Independent Auditors' Report


The Board of Directors
Regency Realty Corporation:

We have audited the accompanying statement of revenues and certain expenses of the Midland Properties for the year ended December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses of the Midland Properties was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a Form 8-K of Regency Realty Corporation and excludes material amounts, described in note 1, that would not be comparable to those resulting from the proposed future operation of the properties. The presentation is not intended to be a complete presentation of the Midland Properties revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, described in note 1, of the Midland Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




                                                   KPMG Peat Marwick LLP




Jacksonville, Florida
November 21, 1997

                               MIDLAND PROPERTIES

                   Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1996





Revenues:
    Minimum rent                                $    11,997,123
    Percentage rent                                      36,037
    Recoveries from tenants                           1,884,462
                                                  -------------
        Total revenues                               13,917,622

Operating expenses:
    Operating and maintenance                         1,174,141
    Management fees                                     408,614
    Real estate taxes                                 1,144,284
    General and administrative                           92,343
                                                  -------------
        Total expenses                                2,819,382

        Revenues in excess of certain expenses  $    11,098,240
                                                  =============







See accompanying notes to statement of revenues and certain expenses.

                               MIDLAND PROPERTIES

              Notes to Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1996




1.    Basis of Presentation

      The statement of revenues and certain expenses combines the operations of the following 20 shopping centers (Midland Properties), in which Midland Development Group, Inc., or one of its affiliated entities, is the general partner:

                                                                       Square
                       Property Name             Location               Feet

                  Beckett Commons            West Chester, OH          80,434
                  Bent Tree Plaza            Raleigh, NC               79,503
                  Brookville Plaza           Lynchburg, VA             63,664
                  Cherry Grove Plaza         Cincinnati, OH           186,020
                  Creekside                  Arlington, TX             85,652
                  East Point Crossing        Columbus, OH              81,320
                  Evans Crossing             Evans, GA                 76,580
                  Franklin Shopping Centers  Franklin, KY             205,060
                  Hamilton Meadows           Hamilton, OH             126,251
                  Lake Pine Plaza            Raleigh, NC               76,490
                  Lake Shores Plaza          Detroit, MI               85,478
                  North Gate Plaza           Columbus, OH              85,100
                  Maynard Crossing           Raleigh, NC              121,063
                  Shoppes at Mason           Cincinnati, OH            80,880
                  St. Ann Square             St. Ann, MO               82,498
                  Statler Square             Staunton, VA             132,994
                  Village Center             Southlake, TX            118,172
                  West Chester Plaza         Westchester, OH           88,181
                  Windmiller Farms           Columbus, OH             119,192
                  Worthington Park Centre    Worthington, OH           91,192


      This financial statement is prepared on the accrual basis of accounting in conformity with generally accepted accounting principles.

      Subsequent to December 31, 1996, the Midland Properties were acquired by Regency Realty Corporation (RRC) in a transaction accounted for as a purchase. All operations of the Midland Properties will be included in the consolidated financial statements of RRC beginning at the acquisition date.

                               MIDLAND PROPERTIES

              Notes to Statement of Revenues and Certain Expenses






1.    Basis of Presentation, continued

      The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by RRC in the proposed future operation of the Midland Properties, have been excluded. RRC is not aware of any material factors relating to the Midland Properties that would cause the reported financial information not to be necessarily indicative of future operating results. Costs not directly related to the operation of the Midland Properties have been excluded, and consist of interest, depreciation, professional fees, certain other non operating expenses.


2.    Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


3.    Operating Leases

      For the year ended December 31, 1996, Kroger Supermarkets, an anchor tenant in 18 of the 20 shopping centers, paid minimum rent of $6,315,460, which exceeded 10% of the total minimum rent earned by all the Midland Properties.

      The Midland Properties are leased to tenants under operating leases with expiration dates extending to the year 2022. Future minimum rent under noncancelable operating leases as of December 31, 1996, excluding tenant reimbursements of operating expenses and excluding additional contingent rentals based on tenants' sales volume, are as follows:


                      Year ending December 31,       Amount

                               1997            $    17,564,921
                               1998                 18,422,107
                               1999                 17,620,074
                               2000                 16,369,355
                               2001                 15,652,802
                                                 =============

                               MIDLAND PROPERTIES

            Notes to Statement of Revenues and Certain Expenses






4.    Related Party Transactions

      Midland Development Group, Inc., serves as managing agent for the Midland Properties and receives a management fee of approximately 4% of minimum and percentage rent, as adjusted and defined, which amounted to $408,614 for the year ended December 31, 1996.

                          Independent Auditors' Report


The Board of Directors
Regency Realty Corporation:

We have audited the accompanying statement of revenues and certain expenses of Gardens Square Shopping Center for the year ended December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses of Gardens Square Shopping Center was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a Form 8-K of Regency Realty Corporation and excludes material amounts, described in note 1, that would not be comparable to those resulting from the proposed future operation of the property. The presentation is not intended to be a complete presentation of Gardens Square Shopping Center revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, described in note 1, of Gardens Square Shopping Center for the year ended December 31, 1996, in conformity with generally accepted accounting principles.





                                                   KPMG Peat Marwick LLP



Jacksonville, Florida
January 27, 1998

                         GARDENS SQUARE SHOPPING CENTER

                   Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1996





Revenues:
    Minimum rent                                      $       934,590
    Recoveries from tenants                                   323,245
                                                        -------------
        Total revenues                                      1,257,835

Operating expenses:
    Operating and maintenance                                 201,078
    Management fees                                            50,340
    Real estate taxes                                         137,533
    General and administrative                                 18,589
                                                        -------------
        Total expenses                                        407,540

        Revenues in excess of certain expenses        $       850,295
                                                        =============





See accompanying notes to statement of revenues and certain expenses.

                         GARDENS SQUARE SHOPPING CENTER

               Notes to Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1996






1.    Basis of Presentation

      The statement of revenues and certain expenses relates to the operation of a 90,258 square foot shopping center (the "Property") located in Miami, Florida.

      The Property's financial statement is prepared on the accrual basis of accounting in conformity with generally accepted accounting principles.

      Subsequent to December 31, 1996, the Property was acquired by Regency Realty Corporation (RRC) in a transaction accounted for as a purchase. All operations of the Property will be included in the consolidated financial statements of RRC beginning at the acquisition date.

      The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by RRC in the proposed future operation of the Property, have been excluded. RRC is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results. Costs not directly related to the operation of the Property have been excluded, and consist of interest, depreciation, professional fees, and various other non operating expenses.


2.    Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                         GARDENS SQUARE SHOPPING CENTER

                     Notes to Statement of Revenues and Certain Expenses






3.    Operating Leases

      For the year ended December 31, 1996, the following tenants paid minimum rent which exceeded 10% of the total minimum rent earned by the Property:

                                                         Minimum
                         Tenant                        Rent Paid

                     Publix Supermarkets            $    263,200
                     Eckerd Drugs                        104,544


      The Property is leased to tenants under operating leases with expiration dates extending to the year 2011. Future minimum rent under noncancelable operating leases as of December 31, 1996, excluding tenant reimbursements of operating expenses and excluding additional contingent rentals based on tenants' sales volume, are as follows:

                      Year ending December 31,     Amount

                               1997            $   984,141
                               1998                926,382
                               1999                825,996
                               2000                794,885
                               2001                594,413
                                                 =========

                          Independent Auditors' Report


The Board of Directors
Regency Realty Corporation:

We have audited the accompanying statement of revenues and certain expenses of Pinetree Plaza for the year ended December 31, 1996. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses of Pinetree Plaza was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a Form 8-K of Regency Realty Corporation and excludes material amounts, described in note 1, that would not be comparable to those resulting from the proposed future operation of the property. The presentation is not intended to be a complete presentation of Pinetree Plaza revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses, described in note 1, of Pinetree Plaza for the year ended December 31, 1996, in conformity with generally accepted accounting principles.





                                                   KPMG Peat Marwick LLP




Jacksonville, Florida
January 27, 1998

                                 PINETREE PLAZA

                   Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1996





Revenues:
    Minimum rent                                 $       284,892
    Recoveries from tenants                               51,775
                                                   -------------
        Total revenues                                   336,667

Operating expenses:
    Operating and maintenance                             51,834
    Management fees                                       16,532
    Real estate taxes                                     37,625
    General and administrative                             4,817
                                                   -------------
        Total expenses                                   110,808

        Revenues in excess of certain expenses   $       225,859
                                                   =============





See accompanying notes to statement of revenues and certain expenses.

                                 PINETREE PLAZA

              Notes to Statement of Revenues and Certain Expenses

                      For the year ended December 31, 1996






1.    Basis of Presentation

      The statement of revenues and certain expenses relates to the operation of a 56,566 square foot shopping center (the "Property") located in Orange Park, Florida.

      The financial statement is prepared on the accrual basis of accounting in conformity with generally accepted accounting principles.

      Subsequent to December 31, 1996, the Property was acquired by Regency Realty Corporation (RRC) in a transaction accounted for as a purchase. All operations of the Property will be included in the consolidated financial statements of RRC beginning at the acquisition date.

      The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by RRC in the proposed future operation of the Property, have been excluded. RRC is not aware of any material factors relating to the Property that would cause the reported financial information not to be necessarily indicative of future operating results. Costs not directly related to the operation of the Property have been excluded, and consist of interest, depreciation, professional fees, and certain other non operating expenses.


2.    Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                 PINETREE PLAZA

               Notes to Statement of Revenues and Certain Expenses






3.    Operating Leases

      For the year ended December 31, 1996, the following tenants paid minimum rent which exceeded 10% of the total minimum rent earned by the Property:


                                                                Minimum
                                 Tenant                        Rent Paid

                      Winn Dixie Stores, Inc.               $   120,405
                      Revco/Piece Goods Shops, Co.               42,330
                      Windsurfing Orange Park, Inc.              47,253


      The Property is leased to tenants under operating leases with expiration dates extending to the year 2006 and including a new anchor tenant lease signed during 1997 with Publix Supermarkets which begins in 1999. Future minimum rent under noncancelable operating leases as of December 31, 1996, excluding tenant reimbursements of operating expenses and excluding additional contingent rentals based on tenants' sales volume, are as follows:


                      Year ending December 31,     Amount

                               1997            $   295,760
                               1998                157,812
                               1999                420,936
                               2000                393,064
                               2001                396,954
                                                 =========

                                  Regency Realty Corporation
                     Pro Forma Condensed Consolidated Balance Sheet
                                    September 30, 1997
                                         (Unaudited)
                                       (In thousands)

 The following unaudited pro forma condensed consolidated balance sheet is based upon the historical consolidated balance sheet of the Company as of September 30, 1997 as if the Company had acquired Midland and the Acquisition Properties as of that date. The following pro forma condensed consolidated balance sheet should be read in conjunction with the Company's annual report filed on Form 10-K for the year ended December 31, 1996, Form 10-Q for the period ended September 30, 1997, and the pro forma consolidated statement of operations of the Company and notes thereto included elsewhere herein.

 The unaudited pro forma condensed consolidated balance sheet is not necessarily indicative of what the actual financial position of the Company would have been at September 30, 1997, nor does it purport to represent the future financial position of the Company.

                                                            Regency                                     Regency
                                                            Realty                                      Realty
                                                           Corporation   Midland     Acquisition      Corporation
                                                            Historical   Properties   Properties       Pro Forma



                   Assets                                                  (a)
   Real estate rental property, at cost                    $ 772,496    $ 230,400       33,004 (b)      1,035,900
      Less: accumulated depreciation                          37,130            -            -             37,130
                                                           ----------   ----------   ----------       ------------
          Real estate rental property, net                   735,366      230,400       33,004            998,770
                                                           ----------   ----------   ----------       ------------

   Construction in progress                                   16,211            -            -             16,211
   Investments in unconsolidated real estate partnerships      1,005            -            -              1,005
                                                           ----------   ----------   ----------       ------------
      Total investments in real estate, net                  752,582      230,400       33,004          1,015,986
                                                           ----------   ----------   ----------       ------------

   Cash and cash equivalents                                  14,031            -            -             14,031
   Accounts receivable and other assets                       12,036            -            -             12,036
                                                           ----------   ----------   ----------       ------------
                                                           $ 778,649    $ 230,400       33,004          1,042,053
                                                           ==========   ==========   ==========       ============

    Liabilities and Stockholders' Equity
   Mortgage and other loans                                $ 236,277    $  92,500            -            328,777
   Acquisition and development line of credit                  3,831      137,900       33,004 (b)        174,735
                                                           ----------   ----------   ----------       ------------
      Total Notes Payable                                    240,108      230,400       33,004            503,512

   Tenant security and escrow deposits                         2,226            -            -              2,226
   Accounts payable & other liabilities                       16,002            -            -             16,002
                                                           ----------   ----------   ----------       ------------
      Total Liabilities                                      258,336      230,400       33,004            521,740
                                                           ----------   ----------   ----------       ------------

   Minority interests in consolidated partnerships             8,504            -            -              8,504
   Redeemable partnership units                               13,753            -            -             13,753
                                                           ----------   ----------   ----------       ------------
                                                              22,257            -            -             22,257
                                                           ----------   ----------   ----------       ------------

            Stockholders' Equity
   Common stock and additional paid in capital               519,540            -            -            519,540
   Distributions in excess of net income                     (21,484)           -            -            (21,484)
                                                           ----------   ----------   ----------       ------------
      Total Stockholders' Equity                             498,056            -            -            498,056
                                                           ----------   ----------   ----------       ------------

                                                           $ 778,649    $ 230,400       33,004          1,042,053
                                                           ==========   ==========   ==========       ============


   See accompanying notes to pro forma condensed consolidated balance sheet.

                                      Regency Realty Corporation
                      Notes to Pro Forma Condensed Consolidated Balance Sheet
                                       September 30, 1997
                                           (Unaudited)
                                         (In thousands)




      (a) At closing and during 1998, the Company will pay approximately $230.4 million to acquire 21 properties and pay transaction costs through the issuance of units of limited partnership interest valued at $26.58 per unit or cash of $47 million, the assumption of $92.5 million of debt, and $90.9 million to pay off existing secured real estate loans. Subsequent to 1998, the Company expects to pay approximately $12.7 million to acquire equity interests in the development pipeline as the properties reach stabilization. The Company may also be required to make payments aggregating $10.5 million through the year 2000 contingent upon increases in net income from existing properties, the development pipeline, and new properties developed or acquired in accordance with the contribution agreement.

      (b) Represents the aggregate purchase price for Kingsdale Shopping Center, Boynton Lakes Plaza and Pinetree Plaza. The other Acquisition Properties (Rivermont Station, Lovejoy Station, Tamiami Trails, and Gardens Square) were acquired prior to September 30, 1997 and are therefore included in the Company's September 30, 1997 balance sheet.

                                                            Purchase
                                                              Price
                                                        --------------
               Kingsdale Shopping Ctr                          17,575
               Boynton Lakes Plaza                             12,894
               Pinetree Plaza                                   2,535
                                                        --------------
                                                     $         33,004
                                                        ==============

                                  Regency Realty Corporation
                        Pro Forma Consolidated Statements of Operations
                                For the Nine Month Period ended
                               September 30, 1997 and the Year
                                     ended December 31, 1996
                                           (Unaudited)
                          (In thousands, except share and per share data)

 The following unaudited pro forma consolidated statements of operations are based upon the historical consolidated statements of operations for the nine month period ended September 30, 1997 and the year ended December 31, 1996 and are presented as if the Company had acquired Midland and the Acquisition Properties as of January 1, 1996. Previously Reported Acquisitions represent operating properties which the Company has acquired and reported on in two Form 8-K/A's dated June 6, 1997 and March 7, 1997. These pro forma consolidated statements of operations should be read in conjunction with the Company's 1996 Form 10-K, and the Statement of Revenues and Certain Expenses of Midland
 Properties, Garden Square and Pinetree Plaza and notes thereto included elsewhere herein.

 The unaudited pro forma consolidated statements of operations are not necessarily indicative of what the actual results of the Company would have been assuming the transactions had been completed as set forth above, nor does it purport to represent the Company's results of operations in future periods.

For the Nine Month Period Ended September 30, 1997:

                                            Regency                                                              Regency
                                             Realty     Previously                                               Realty
                                           Corporation   Reported      Midland    Acquisition   Pro Forma      Corporation
                                           Historical  Acquisitions   Properties  Properties    Adjustments     Pro Forma

Real estate operating revenues:                              (a)         (b)          (c)
      Minimum rent                         $   49,925         6,659      13,093        4,898           -            74,575
      Percentage rent                           1,612           302          27            -           -             1,941
      Recoveries from tenants                  11,303         1,344       1,875        1,324           -            15,846
      Other recoveries and income                   -             -         100            -           -               100
      Equity income of unconsolidated
           partnerships                            20             -           -            -           -                20
                                           -----------   -----------  ----------   ----------  ----------      ------------
                                               62,860         8,305      15,095        6,222           -            92,482
                                           -----------   -----------  ----------   ----------  ----------      ------------
Real estate operating expenses:
      Operating and maintenance                 9,967         1,142         969        1,310           -            13,388
      Real estate taxes                         6,049           844       1,517          758           -             9,168
                                           -----------   -----------  ----------   ----------  ----------      ------------
                                               16,016         1,986       2,486        2,068           -            22,556
                                           -----------   -----------  ----------   ----------  ----------      ------------

         Net Property Revenues                 46,844         6,319      12,609        4,154           -            69,926

Third party revenues:
      Leasing, brokerage and
          development fees                      4,804           735           -            -           -             5,539
      Property management fees                  1,484           325           -            -           -             1,809
                                           -----------   -----------  ----------   ----------  ----------      ------------
                                                6,288         1,060           -            -           -             7,348
                                           -----------   -----------  ----------   ----------  ----------      ------------
Other expense (income):
      General and administrative                7,761           683         622            -           -             9,066
      Depreciation & amortization              11,502         2,029           -            -       3,300 (d)        16,831
      Interest expense                         14,749         5,035           -            -      14,371 (e)        34,155
      Interest income                            (729)          (33)          -            -           -              (762)
                                           -----------   -----------  ----------   ----------  ----------      ------------
                                               33,283         7,714         622            -      17,670            59,290
                                           -----------   -----------  ----------   ----------  ----------      ------------

         Net income                            19,849          (335)     11,987        4,154     (17,670)           17,984

 Minority interest in consolidated
      property partnerships                    (2,342)        1,010           -            -           -            (1,332)

                                           -----------   -----------  ----------   ----------  ----------      ------------
      Net income for common stockholders   $   17,507           675      11,987        4,154     (17,670)           16,652
                                           ===========   ===========  ==========   ==========  ==========      ============
 Earnings per share (note (f)):
      Primary                              $     0.97                                                          $      0.90
                                           ===========                                                         ============
      Fully Diluted                        $     0.97                                                          $      0.84
                                           ===========                                                         ============

                                  Regency Realty Corporation
                        Pro Forma Consolidated Statements of Operations
                                For the Nine Month Period ended
                               September  30,  1997 and the Year
                                     ended December 31, 1996
                                            (Unaudited)
                          (In thousands, except share and per share data)
For the Year Ended December 31, 1996:

                                            Regency                                                              Regency
                                             Realty     Previously                                               Realty
                                           Corporation   Reported      Midland    Acquisition   Pro Forma      Corporation
                                           Historical  Acquisitions   Properties  Properties    Adjustments     Pro Forma


Real estate operating revenues:                             (a)          (b)          (c)
      Minimum rent                           $ 34,706        25,564      11,997        7,088           -            79,355
      Percentage rent                             998           496          36            -           -             1,530
      Recoveries from tenants                   7,729         4,994       1,884        1,879           -            16,486
      Other recoveries and income                   -           321           -            -           -               321
      Equity income of unconsolidated
           partnerships                            70             -           -            -           -                70
                                           -----------   -----------  ----------  ----------- -----------      ------------
                                               43,503        31,375      13,917        8,967           -            97,762
                                           -----------   -----------  ----------  ----------- -----------      ------------

Real estate operating expenses:
      Operating and maintenance                 7,656         9,329       1,174        1,822           -            19,981
      Real estate taxes                         4,409         2,875       1,144        1,032           -             9,460
                                           -----------   -----------  ----------  ----------- -----------      ------------
                                               12,065        12,204       2,318        2,854           -            29,441
                                           -----------   -----------  ----------  ----------- -----------      ------------

         Net Property Revenues                 31,438        19,171      11,599        6,113           -            68,321

Third party revenues:
      Leasing, brokerage and
          development fees                      2,852         3,576           -            -           -             6,428
      Property management fees                    592           879           -            -           -             1,471
                                           -----------   -----------  ----------  ----------- -----------      ------------
                                                3,444         4,455           -            -           -             7,899
                                           -----------   -----------  ----------  ----------- -----------      ------------

Other expense (income):
      General and administrative                6,048         2,547         501            -           -             9,096
      Depreciation & amortization               8,758         7,255           -            -       3,891 (d)        19,904
      Branch formation expenses                     -           108           -            -           -               108
      Interest expense                         10,777        12,259           -            -      13,176 (e)        36,212
      Interest income                            (666)            -           -            -           -              (666)
                                           -----------   -----------  ----------  ----------- -----------      ------------
                                               24,917        22,169         501            -      17,067            64,654
                                           -----------   -----------  ----------  ----------- -----------      ------------

         Net income                             9,965         1,457      11,098        6,113     (17,067)           11,566

 Minority interest in consolidated
       property partnerships                        -          (696)          -            -           -              (696)
 Preferred stock dividends                        (58)            -           -            -           -               (58)

                                           -----------   -----------  ----------  ----------- -----------      ------------
      Net income for common stockholders   $    9,907           761      11,098        6,113     (17,067)      $    10,812
                                           ===========   ===========  ==========  =========== ===========      ============

 Earnings per share (note (f)):
      Primary                              $     0.96                                                          $      0.75
                                           ===========                                                         ============
      Fully Diluted                        $     0.96                                                          $      0.73
                                           ===========                                                         ============


 See accompanying notes to pro forma consolidated statements of operations.

                                 Regency Realty Corporation
                   Notes to Pro Forma Consolidated Statements of Operations
                        For the Nine Month Period ended
                             September  30,  1997  and  the  Year
                                    ended December 31, 1996
                                           (Unaudited)
                       (In thousands, except share and per share data)





 (a) Reflects revenues and certain expenses for the Previously Reported Acquisitions for the period from January 1, 1997 to the respective acquisition date of the property, and for the year ended December 31,1996, as reported in Form 8-K/A dated June 6, 1997.

 (b) Reflects revenues and certain expenses for the Midland Properties for the nine month period ended September 30, 1997 and the year ended December 31, 1996.

 (c) Reflects revenues and certain expenses of the Acquisition Properties for the period from January 1, 1997 to the respective acquisition date of the property and for the year ended December 31, 1996.


      For the period from January 1, 1997 to the Acquisition Date

           Property               Acquisition    Minimum       Percentage     Recoveries     Operating &        Real
            Name                    Date          Rent           Rent        from Tenants    Maintenance    Estate Taxes
            ----                  -----------  -------------  -------------  -------------  --------------  -------------


           Rivermont Station      6/30/97      $       642              -            124              98             56
           Lovejoy Station        6/30/97              306              -             64              45             29
           Tamiami Trails         7/10/97              508              -            163             154             66
           Gardens Square         9/19/97              671              -            232             194             99
           Kingsdale Shopping Ctr 10/10/97           1,334              -            300             400            221
           Boynton Lakes Plaza    12/1/97            1,159              -            391             347            250
           Pinetree Plaza         12/23/97             279              -             51              72             37
                                               -------------  -------------  -------------  --------------  -------------
                                               $     4,898              -          1,324           1,310            758
                                               =============  =============  =============  ==============  =============



        For the year ended December 31, 1996

            Property                            Minimum       Percentage     Recoveries     Operating &        Real
              Name                                Rent           Rent       from Tenants    Maintenance    Estate Taxes
              ----                            -------------  -------------  -------------  --------------  -------------

           Rivermont Station                  $      1,294              -            251             199            112
           Lovejoy Station                             617              -            128              91             59
           Tamiami Trails                              970              -            311             294            127
           Gardens Square                              935              -            323             270            138
           Kingsdale Shopping Ctr                    1,720              -            387             516            285
           Boynton Lakes Plaza                       1,267              -            427             379            273
           Pinetree Plaza                              285              -             52              73             38
                                              -------------  -------------  -------------  --------------  -------------
                                              $      7,088              -          1,879           1,822          1,032
                                              =============  =============  =============  ==============  =============

 (d) Depreciation expense is based upon the costs allocated to the buildings acquired estimating the useful life. For properties under construction, depreciation expense is calculated from the date the property is placed in service through the end of the period. In addition, the nine month period ended September 30, 1997 calculation reflects depreciation expense on the Acquisition Properties from January 1, 1997 to the respective acquisition date of the property.


      For the year ended December 31, 1996

            Property                                        Building and   Year Building                     Annual
              Name                                           Improvements  Built/Renovated  Useful Life    Depreciation
              ----                                          -------------  ---------------  -----------    -------------


           Rivermont Station                                  9,548        1996             39             $    245
           Lovejoy Station                                    5,560        1995             38                  146
           Tamiami Trails                                     7,598        1987             30                  253
           Garden Square                                      7,151        1991             34                  210
           Kingsdale Shopping Center                         10,023        1959             27                  371
           Boynton Lakes Plaza                                9,618        1993             36                  267
           Pinetree Plaza                                     3,057        1982             25                  122
           Midland Properties                               180,435        Ranging from     Ranging from      2,275
                                                                           1986 to 1996     29 to 40
                                                                                                           ---------
    Pro forma depreciation expense for the year ended December 31, 1996                                    $  3,891
                                                                                                           =========

     Pro forma depreciation expense for the nine month period
        ended September 30, 1997                                                                           $  3,300
                                                                                                           =========


 (e) To reflect interest expense on the acquisition and development line of credit required to make the property acquisitions at the average interest rate afforded the Company (7.4%) and the assumption of $92,500 of debt at existing rates averaging 8.2%. For properties under construction, interest expense is calculated from the date the property is placed in service through the end of the period.

               Pro forma interest expense for the year
                ended December 31, 1996                          $    13,176
                                                                 ===========

               Pro forma interest expense for the nine month period
                   ended September 30, 1997                      $    14,371
                                                                 ===========

 (f)  Earnings per share

                                                                                            December 31,    September 30,
                                                                                                1996            1997
                                                                                           -------------   -------------

           Primary Common Shares and Per Share Calculation:
               Total Primary Shares                                                               15,380         19,956

               Income from continuing operations for common stockholders                          10,812         16,652
               Minority Interest in RRLP                                                             696          1,332
                                                                                           -------------   -------------
                       Income for Primary Shareholders                                            11,508         17,984
                                                                                           -------------   -------------

               Primary earnings per share                                                           0.75           0.90
                                                                                           =============   =============

           Fully Diluted Common Shares and Per Share Calculation:
               Contingent Units as reported on in Form 8-K/A dated June 6, 1997.                   1,020          1,020
                                                                                           -------------   -------------
                       Total Fully Diluted Shares                                                 16,400         20,976
                                                                                           -------------   -------------

               Required increase in income from real estate operations necessary to earn contingent shares, less applicable depreciation on
                 increased purchase price.                                                           439           (262)

               Income from continuing  operations before  extraordinary item for common stockholders for computation of fully diluted
                                                                                           -------------   -------------
                 earnings per share                                                               11,947         17,722
                                                                                           -------------   -------------

               Fully diluted earnings per share                                                     0.73           0.84
                                                                                           =============   =============